UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 21, 2012
Date of Report (Date of earliest event reported)

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8747	43-1304369
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

920 Main Street
Kansas City, Missouri 64105-1977
(Address, including zip code, of registrant’s
principal executive offices)

(816) 221-4000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 21, 2012, AMC Entertainment Inc. (the “Company”) issued a press release announcing, among other things, that as of 5:00 p.m. New York City time on February 21, 2012 (the “Early Tender Date”), holders of $108,955,000 principal amount, or approximately 36.32%, of its 8% Senior Subordinated Notes due 2014 (the “Notes”) had tendered their Notes pursuant to the Company’s previously announced cash tender offer.

The Company plans to accept for purchase on February 22, 2012 (the “Early Settlement Date”) $58,063,000 aggregate principal amount, or approximately 53.33%, of Notes tendered at or prior to the Early Tender Date for the "Total Consideration," which is equal to (i) $972.50 per $1,000.00 in principal amount of Notes validly tendered (the "Tender Consideration") plus (ii) $30.00 per $1,000.00 in principal amount of the Notes validly tendered (the "Early Tender Premium"), subject to all conditions to the Tender Offer having been satisfied or waived by the Company.

The tender offer will expire at 11:59 p.m., New York City time, on March 6, 2012 and holders of Notes who validly tender their Notes after the Early Tender Date but on or before the expiration date will only be eligible to receive the Tender Offer Consideration and will not receive the Early Tender Premium.

The Company also announced that it has obtained, on terms and conditions satisfactory to the Company, the requisite lender consents to the previously announced amendment (the “Bank Amendment”) to the Company’s senior secured credit facilities, pursuant to which the Company will borrow term loans (the “New Term Loans”) and will use the proceeds thereof, together with cash on hand, to fund the Tender Offer (and, if applicable, the subsequent redemption of a portion of the Notes) and to repay existing term loans due in 2013.

For additional information concerning the foregoing, a copy of the press release dated February 21, 2012 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated February 21, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date: February 21, 2012	By:	/s/ CRAIG R. RAMSEY
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company, dated February 21, 2012.

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